Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of May 10, 2012 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of October 31, 2011 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)           The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Loan Documents” means, collectively, (a) this Agreement, (b) the Fee Letters, (c) the Notes, (d) the Collateral Documents, (e) each Issuer Document, (f) each Additional Credit Extension Amendment, (g) each Secured Hedge Agreement, (h) each Secured Cash Management Agreement, (i) the Intercompany Subordination Agreement and (j) all other related agreements, in each case, as amended; provided that for purposes of the definition of “Material Adverse Effect” and Articles IV through IX, “Loan Documents” shall not include Secured Hedge Agreements or Secured Cash Management Agreements, except when used in the definition of “Obligations”.

(b)           Section 1.03 of the Credit Agreement is amended to add the following clause (d) immediately following clause (c):

“(d)         Calculations.  Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 7.14 (including without limitation for purposes of the definitions of “Applicable Rate”, “EBITDA”, “Interest Expense”, “Pro Forma Basis” and “Total Debt” set forth in Section 1.01), (i) after consummation of any Permitted Acquisition, (A) income statement items and balance sheet items (whether positive or negative) attributable to the entity or property acquired in such transaction shall be included in such calculations to the extent relating to the applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent, and (B) Indebtedness of an acquired entity which is retired in connection with a Permitted Acquisition shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period and (ii) after consummation of any disposition of property permitted by Section 7.05, (A) income statement items and balance sheet items (whether positive or negative) attributable to the property disposed of in such transaction shall be excluded in such calculations to the extent relating to the applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent, and (B) Indebtedness of a disposed entity which is retired in connection with such disposition shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period; provided that, notwithstanding the foregoing, when calculating the Total Leverage Ratio for purposes of the definition of “Applicable Rate” at any time, no effect shall be given to Permitted Acquisitions and dispositions of property that occurred after the applicable period covered by the most recent Compliance Certificate delivered pursuant to Section 6.02(a).”

(c)           The introductory clause of Section 2.02(f) of the Credit Agreement is hereby amended to read as follows:

“The Borrower may at any time and from time to time, upon prior written notice by the Borrower to the Administrative Agent, increase the Commitments (but not the Letter of Credit Sublimit or the Swing Line Sublimit) and/or otherwise add Incremental Term Loans by a maximum aggregate amount of up to FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000) as follows:”

(d)           Section 2.02(f)(ii)(A) is here by amended to read as follows:

“(A)        the Borrower (in consultation and coordination with the Administrative Agent) shall obtain commitments for any Incremental Term Loans from existing Lenders or one or more new Lenders consented to by the Administrative Agent (such consent not to be unreasonably withheld), provided (1) new Lenders shall join in this Agreement as Incremental Term Loan Lenders by executing an Incremental Term Loan Lender Joinder Agreement and/or (2) any existing Lender electing to provide an Incremental Term Loan shall have executed an Incremental Term Loan Joinder Agreement or other Additional Credit Extension Amendment; provided further, that no existing Lender shall be under any obligation to provide Incremental Term Loans and any such decision whether to provide such Incremental Term Loans shall be in such Lender’s sole and absolute discretion;”

(e)           Section 2.05(b)(iii) of the Credit Agreement is amended to replace the reference to “Sections 7.01(a) — (m)” with a reference to “Sections 7.01(a) — (o)”.

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(f)            Section 6.01(b)(i) of the Credit Agreement is amended to replace the introductory clause “Promptly when available and in any event within 45 days after the end of each Fiscal Quarter,” with the following introductory clause:

“Promptly when available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year,”.

3.             Condition Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)           Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)           Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of all fees and expenses which are due and payable as of the date hereof under the Credit Agreement, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.             Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.             No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit

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Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.             Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.             Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.             Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.             Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which when taken together shall constitute a single contract.

10.          Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.          Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and Chief Financial Officer

KAPSTONE CONTAINER CORPORATION,
(f/k/a U.S. Corrugated, Inc.) a Georgia corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Brenda H. Little
	Name:	Brenda H. Little
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ David Bacon
	Name:	David Bacon
	Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT

BARCLAYS BANK PLC,
as a Lender

By:	/S/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

TD Bank, N.A., as a Lender

By:	/S/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

COMPASS BANK,
as a Lender

By:	/S/ John R. Bozalis, Jr.
Name:	John R. Bozalis, Jr.
Title:	Senior Vice President

RBS Citizens, N.A.,
as a Lender

By:	/S/ Mark Wegener
Name:	Mark Wegener
Title:	Senior Vice President

COÖPERATIEVE CENTRALE RAIFFEISSEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND” NEW YORK BRANCH
as a Lender

By:	/S/ Sue Chen-Holmes
Name:	Sue Chen-Holmes
Title:	Vice President

By:	/S/ Michael L. Laurie
Name:	Michael L. Laurie
Title:	Executive Director

Wells Fargo Bank, N.A.,
as a Lender

By:	/S/ John D. Brady
Name:	John D. Brady
Title:	Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/S/ James Gelle
Name:	James Gelle
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/S/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Assistant Vice President

U.S. Bank National Association,
as a Lender

By:	/S/ Corey Davis
Name:	Corey Davis
Title:	Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/S/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

CoBank, ACB,
as a Lender

By:	/S/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/S/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

AgFirst Farm Credit Bank,
as a Lender

By:	/S/ Matt Jeffords
Name:	Matt Jeffords
Title:	Assistant Vice President

Farm Credit Services of America, PCA,
as a Lender

By:	/S/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

American AgCredit, PCA,
as a Lender

By:	/S/ Vern Zander
Name:	Vern Zander
Title:	Vice President

United FCS, PCA d/b/a FCS Commercial Finance Group,
as a Lender

By:	/S/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

1st Farm Credit Services, PCA
as a Lender

By:	/S/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets

Northwest Farm Credit Services, PCA,
as a Lender

By:	/S/ Jeremy Roewe
Name:	Jeremy Roewe
Title:	Vice President

Capital One Leverage Finance Corp.,
as a Lender

By:	/S/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/S/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

First Tennessee Bank National Association,
as a Lender

By:	/S/ James H. Moore, Jr.
Name:	James H. Moore, Jr.
Title:	Senior Vice President

AgStar Financial Services, PCA,
as a Lender

By:	/S/ Troy Mostaert
Name:	Troy Mostaert
Title:	Vice President Capital Markets

Manufacturers Bank,
as a Lender

By:	/S/ Sean R. Walker
Name:	Sean R. Walker
Title:	Senior Vice President

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/S/ Tim Daniels
Name:	Tim Daniels
Title:	Vice President